Exhibit 10.49
SURETY
1.	As used herein the following terms shall have the meanings indicated:

“Person” includes an individual, partnership, corporation, unincorporated association and any other legal entity.

“Undersigned” means the Person, or if more than one, all of the Persons by whom, or on whose behalf, this Surety is executed.

“Bank” means UNIVEST NATIONAL BANK AND TRUST CO.

“Principal Debtor” means UNILIFE CROSS FARM LLC, a Delaware limited liability company.

“Principal Debtor’s Liabilities to Bank” means all existing and future liabilities of the Principal Debtor to the Bank of every nature whatsoever, including, but not being limited to, liabilities arising out of loans, discounts, advances or extensions of credit.

2. In consideration of $1.00 paid to the Undersigned by the Bank, the receipt of which is hereby acknowledged, the Undersigned hereby unconditionally agrees to act as surety to the Bank for the due performance, including, but not being limited to, the prompt payment when due, of the Principal Debtor’s Liabilities to Bank. This Surety is a continuing one and shall be effective and binding on the Undersigned regardless of how long before or after the date hereof any of the Principal Debtor’s Liabilities to Bank were or are incurred; provided, however, that the Undersigned shall not be liable hereunder for such of the Principal Debtor’s Liabilities to Bank as are incurred after the receipt by the Bank of written notice to that effect from the Undersigned, or if the Undersigned includes more than one Person, from any such Person, unless the same are renewals, extensions or modification of liabilities theretofore existing or unless the Bank is bound by agreement entered into before the receipt of such notice to permit the same to be incurred.
3. The amount of the Undersigned’s liability hereunder shall be unlimited. If subsequent to repayment by Principal Debtor, monies paid by the Principal Debtor are paid by Bank to a third party because of bankruptcy or other reasons, this Surety shall survive.
4. The liability of the Undersigned hereunder is absolute and unconditional and shall not be affected in any way by reason of (a) any failure to retain or preserve any rights against any Person or Persons (including the Principal Debtor and any of the Undersigned) or in any property, (b) the invalidity of any such rights which may be attempted to be obtained, or (c) the lack of prior enforcement of any rights against any Person or Persons (including the Principal Debtor and any of the Undersigned) or in any property. The Undersigned hereby waives any right to require, and the benefit of all laws now or hereafter in effect giving the Undersigned the right to require, any such prior enforcement, and the Undersigned agrees that any delay in enforcing or failure to enforce any such rights shall in no way affect the liability of the Undersigned hereunder, even if such rights are thereby lost.

5. The Undersigned hereby waives all notices whatsoever with respect to this Surety and the Principal Debtor’s Liabilities to Bank, including but not being limited to, notice: of the Bank’s acceptance hereof and intention to act in reliance hereon, of its reliance hereon, of the present existence or future incurring of any of the Principal Debtor’s Liabilities to Bank, of the amount, terms and conditions thereof, and of any defaults thereon. The Undersigned hereby consents to the taking of, or failure to take, from time to time without notice to the Undersigned, any action of any nature whatsoever with respect to the Principal Debtor’s Liabilities to Bank and with respect to any rights against any Person or Persons (including the Principal Debtor and any of the Undersigned) or in any property, including but not being limited to, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Undersigned will remain fully liable hereon notwithstanding any of the foregoing; provided, however, that the granting of a release of the liability hereunder of all the Undersigned or of less than all of the Undersigned shall be effective with respect to the liability hereunder of the one or more who are specifically so released but shall in no way affect the liability hereunder of any not so released. The death or incapacity of any of the Undersigned shall in no way affect the liability hereunder of any other of the Undersigned, and the liability of the Undersigned hereunder is binding upon the Undersigned, its respective heirs, personal representatives, permitted successors and assigns. The Undersigned may not assign its rights or obligations hereunder without the written consent of the Bank. The Undersigned hereby waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Undersigned hereunder.
6. In addition to all other liability of the Undersigned hereunder, the Undersigned also agrees to pay to the Bank on demand all costs and expenses (including counsel fees) which may be incurred in the enforcement of the Principal Debtor’s Liabilities to Bank or the liability of the Undersigned hereunder. If any of the Principal Debtor’s Liabilities to Bank is not duly performed, including the prompt payment when due of any amount payable thereon, all the Principal Debtor’s Liabilities to Bank shall at the Bank’s option, be deemed to be forthwith due and payable for the purposes of this Surety and the liability of the Undersigned hereunder. No delay in making demand on the Undersigned for performance or payment of the Undersigned’s obligations hereunder shall prejudice the right to enforce said performance or payment.
7. So long as the Principal Debtor’s Liabilities to Bank have not been paid in full, no payment by the Surety pursuant to the provisions hereof shall entitle the Surety by subrogation or otherwise to the rights of the Bank, to any payment by the Principal Debtor or out of the property of the Principal Debtor.

8. The Undersigned and each of them hereby empowers the prothonotary or any attorney of any court of record within the United States or elsewhere, upon the occurrence of a default under any of Principal Debtor’s Liabilities to Bank, after any applicable cure period, to appear for the Undersigned and each of them and, with or without one or more declarations filed, to confess judgment as often as necessary against the Undersigned in favor of Bank in any such court, as of any term, for the Principal Debtor’s Liabilities to Bank, together with costs of suit and an attorney’s commission of ten percent (10%) for collection, with release of all errors. The Undersigned hereby waives any right to stay of execution and extension upon any levy on real estate pursuant to any judgment so entered and also hereby expressly waives the exemption of all property from levy and sale on any execution thereon and also any exemption laws now in force or which may hereafter be enacted by any State or Nation insofar as such exemption laws may be waived. Notwithstanding the amount of attorney’s commission included in any judgment entered by confession, Bank agrees not to collect or recover more than its actual and reasonable attorney’s fee and costs.
9. Limitation of Liability of Surety. Notwithstanding anything to the contrary contained in this Surety or any other document executed in connection with Principal Debtor’s Liabilities to Bank, the liability of Surety hereunder shall not at any time exceed, and Bank agrees that it will not seek personal recourse against Surety for the collection of any obligations guaranteed hereby in excess of the outstanding unpaid amount of the Principal Debtor’s Liabilities to Bank after giving effect to any payments or credits to which Principal Debtor may be entitled by law, upon any sale of the property or otherwise, it being the intention hereof that neither (i) payment of any portion of the Principal Debtor’s Liabilities to Bank, whether by voluntary prepayment, required amortization or otherwise, nor (ii) satisfaction or discharge of any portion of the Principal Debtor’s Liabilities to Bank, whether by foreclosure, delivery of a deed in lieu of foreclosure, sale of the property or otherwise, shall be deemed to discharge all or any portion of Surety’s liability hereunder, except to the extent, if any, that the outstanding amount of the obligations guaranteed hereby remaining unpaid after giving effect to any such payment, satisfaction or discharge, shall be less than the maximum recourse amount. The foregoing limitation shall not limit Surety’s liability for any other sums due under this Surety, including, without limitation, interest, costs and expenses.
10. NOTICE: THIS SURETYSHIP CONTAINS, AT PARAGRAPH 8, A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE SURETY. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE SURETY, THE SURETY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND ON THE ADVICE OF SEPARATE COUNSEL OF THE SURETY, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE SURETY HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES, THE COMMONWEALTH OF PENNSYLVANIA, OR OF ANY OTHER STATE.

IN WITNESS WHEREOF, the Undersigned, intending to be legally bound hereby and intending this to be a sealed instrument, has duly executed this Surety under seal this 13th day of August, 2010.

UNILIFE CORPORATION

Attest:	/s/ J. Christopher Naftzger	By:	/s/ Richard Wieland

	Name: J. Christopher Naftzger		Name: R. Richard Wieland
	Title: Secretary		Title: Executive VP and CFO
(CORPORATE SEAL)